Exhibit 10.3

August 7, 2024

9460 Wilshire Blvd (BH) Owner, L.P. c/o CIM Group, LLC
4700 Wilshire Blvd.
Los Angeles, California 90010 Attention: Chief Financial Officer Email: DThompson@cimgroup.com Attention: General Counsel

Re: Limited Waiver; Post-Closing Obligation Timeline Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Credit Agreement dated as of December 16, 2022, among 9460 Wilshire Blvd (BH) Owner, L.P., the other borrowers from time to time party thereto (individually and collectively, “Borrower”), each lender from time to time a party thereto (individually, a “Lender” and collectively, the “Lenders”), and JPMorgan Chase Bank, N.A., a national banking association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), as modified by that certain Modification Agreement (the “Modification Agreement”) dated as of May 14, 2024 (collectively, as further amended, restated or otherwise modified, the “Credit Agreement”). Capitalized terms used in this letter agreement (the “Letter Agreement”) and not otherwise used herein have the meanings provided in the Credit Agreement.

Borrower has informed Administrative Agent and Lenders that the Consolidated Group may fail to satisfy the Consolidated Fixed Charge Coverage Ratio for the Measurement Period ending on the June 30, 2024 Determination Date (the “Specified Measurement Period”) as required pursuant to Section 6.20(c) of the Credit Agreement. Borrower has requested and Administrative Agent, for itself and the Lenders, hereby agrees to waive compliance with, and hereby waives any Default or Event of Default arising due to any failure to comply with, the Consolidated Fixed Charge Coverage Ratio requirement under Section 6.20(c) for the Specified Measurement Period only. The requirements of Section 6.20(c) of the Credit Agreement remain in full force and effect with respect to all Measurement Periods other than the Specified Measurement Period and shall be tested as of the end of each fiscal quarter ending after the date hereof. The foregoing waiver is limited to the matter described above and the Specified Measurement Period only and shall not be construed to be a waiver of any other financial covenant, Measurement Period, provisions or terms of the Credit Agreement or other Loan Documents. No further waiver has been requested or granted. In connection with the foregoing waiver, and as condition precedents to the effectiveness of this Letter Agreement, (a) Borrower shall pay to each Lender consenting to such waiver a work fee in the amount of five hundredths of one percent (.05%) of such Lender’s Commitments under the Facility, which fee is due and payable concurrently with Borrower’s execution and delivery of this Letter Agreement, and (b) Borrower shall pay to Administrative Agent, for the ratable benefit of Lenders, on the date hereof a principal payment

August 7, 2024 Page 2

in the amount of Three Million Nine Hundred Sixty-Seven Thousand and No/100 Dollars ($3,967,000.00) for application to the outstanding principal balance of the Revolving Loans.

Pursuant to Section 3(f) of the Modification Agreement, each Borrower is required to cause each holder of any Equity Interest in such Borrower to pledge the same to Administrative Agent, for the benefit of Lenders, as and when required thereunder. Borrower has requested and Administrative Agent, for itself and the Lenders, hereby agrees to extend the date by which each such Borrower is required to have satisfied its obligations under Section 3(f) of the Modification Agreement as follows: (a) the date by which CIM/J Street Hotel Sacramento, L.P. and CIM/J Street Garage Sacramento, L.P. are required to satisfy their respective obligations under Section 3(f) of the Modification Agreement is hereby extended to October 14, 2024, and (b) the date by which each Borrower other than CIM/J Street Hotel Sacramento, L.P. and CIM/J Street Garage Sacramento, L.P. is required to satisfy their respective obligations under Section 3(f) of the Modification Agreement is hereby extended to August 12, 2024.

Borrower, by its signature below, represents and warrants that there exists no Default or Event of Default under the Credit Agreement or the other Loan Documents, that the Credit Agreement and the Loan Documents are in full force and effect and that no Borrower has any defense to its obligations under the Credit Agreement or the Loan Documents, nor claims against Administrative Agent or any Lender. This Letter Agreement is not intended to, nor shall it, establish any course of dealing among Administrative Agent, Lenders and Borrower.

[Remainder of Page Intentionally Left Blank]

August 7, 2024 Page 3

This Letter Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute the same agreement. Please indicate your acceptance and agreement to the terms and conditions outlined above by signing below.

Sincerely,

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By: /s/ Neil Laird Troeger
Name: Neil Laird Troeger
Title: Authorized Signatory

August 7, 2024 Page 4

The terms and conditions of this Letter Agreement are agreed to by:

BORROWER:

9460 WILSHIRE BLVD (BH) OWNER, L.P.,
a Delaware limited partnership

By:    9460 Wilshire Blvd GP, LLC,
a Delaware limited liability company,
its general partner

By: /s/ David Thompson
Name: David Thompson
Title: Vice President and Chief Financial Officer

CIM/11600 WILSHIRE (LOS ANGELES), LP,
a Delaware limited partnership

By:    CIM/11600 Wilshire (Los Angeles) GP, LLC, a Delaware limited liability company, its general partner

By: /s/ David Thompson
Name: David Thompson
Title: Vice President and Chief Financial Officer

[Signatures Continue on the Following Page]

August 7, 2024 Page 5

BORROWER CONTINUED:

CIM/11620 WILSHIRE (LOS ANGELES), LP,
a Delaware limited partnership

By:        CIM/11620 Wilshire (Los Angeles) GP, LLC, a Delaware limited liability company, its general partner

By: /s/ David Thompson
Name: David Thompson
Title: Vice President and Chief Financial Officer

1130 HOWARD (SF) OWNER, L.P.,
a Delaware limited partnership

By:    1130 Howard (SF) GP, LLC,
a Delaware limited liability company,
its general partner

By: /s/ David Thompson
Name: David Thompson
Title: Vice President and Chief Financial Officer

[Signatures Continue on the Following Page]

August 7, 2024 Page 6

BORROWER CONTINUED:

CIM URBAN REIT PROPERTIES IX, L.P.,
a Delaware limited partnership

By:    CIM Urban REIT GP II, LLC,
a Delaware limited liability company,
its general partner

By: /s/ David Thompson
Name: David Thompson
Title: Vice President and Chief Financial Officer

CIM/J STREET HOTEL SACRAMENTO, L.P.,
a California limited partnership
By:    CIM/J Street Hotel Sacramento GP, LLC, a California limited liability company, its general partner

By: /s/ David Thompson
    Name: David Thompson
Title: Vice President and Chief Financial Officer

[Signatures Continue on the Following Page]

August 7, 2024 Page 7

BORROWER CONTINUED:

TWO KAISER PLAZA (OAKLAND) OWNER, LLC,
a Delaware limited liability company

By: /s/ David Thompson
Name: David Thompson
Title: Vice President and Chief Financial Officer

CIM/J STREET GARAGE SACRAMENTO, L.P.,
a California limited partnership

By:    CIM/J Street Garage Sacramento GP, LLC, a California limited liability company, its general partner

By: /s/ David Thompson
Name: David Thompson
Title: Vice President and Chief Financial Officer

August 7, 2024 Page 8

The terms and conditions of this Letter Agreement are acknowledged and consented to by:
GUARANTOR:

CIM URBAN PARTNERS, L.P.,
a Delaware limited partnership

By:    Urban Partners GP, LLC,
a Delaware limited liability company, its general partner

By: /s/ David Thompson
Name: David Thompson
Title: Vice President and Chief Financial Officer

CREATIVE MEDIA & COMMUNITY TRUST,
a Maryland corporation

By: /s/ David Thompson
Name: David Thompson Title: Chief Executive Officer